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                                                                    Exhibit 10.5

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This First Amendment to Loan and Security Agreement (the "First Amendment") is made as of this 8th day of November, 1999 by and between

         BankBoston Retail Finance Inc. (the "Agent"), a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts) for the Lenders party to the Agreement (defined below), and

         The Lenders party to the Agreement (defined below), and

         MSS Delaware, Inc. (the "Borrower"), a Delaware corporation with its principal executive offices at 11 Penn Plaza, New York, New York 10001 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.


                              W I T N E S S E T H:


         WHEREAS, on July 31, 1998 the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement (the "Agreement"); and

         WHEREAS, the Borrower desires to purchase from Federated Specialty Stores, Inc. 6,000 shares of the Borrower's 6% Series A Exchangeable Redeemable Preferred Stock, par value $.01 per share for an aggregate purchase price of $5,000,000.00 (the "Repurchase"); and

         WHEREAS, the Repurchase is prohibited under the terms of the Agreement and the Borrower has requested that the Agent and the Lenders consent thereto; and

         WHEREAS, the Agent, the Lenders and the Borrower desire to modify certain other provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders and the Borrower as follows:

         1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2. Amendments to Article 4. The provisions of Section 4-18 of the Agreement are hereby amended as follows:
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                  (a)      The provisions of Section 4-18(a)(i) of the Agreement
                           are hereby deleted in their entirety.

                  (b) The provisions of Section 4-18(a)(iii) are hereby amended to delete all references to Series A of the Preferred Stock, it being agreed that no dividends will be paid thereon.

         3. Amendment to Financial Performance Covenants. The provisions of Paragraph 2 of Exhibit 5-12(a) to the Agreement are hereby amended by adding the following at the end thereof:

                           For purposes of calculating Capital Expenditures hereunder, there shall not be included any Capital Expenditures for which the Borrower's landlords have furnished the Borrower with an allowance or credit therefor or which are otherwise payable by such landlords.

         4. Consent and Waiver. The Agent and the Lenders hereby consent to the Repurchase and waive any Event of Default arising therefrom under Section 4-18(b) of the Agreement. This consent and waiver relates only to the Repurchase and is not intended to modify or waive the provisions of Section 4-18(b) with respect to any other transaction nor is it intended to modify or waive any other provision of the Agreement or any other Loan Document.

         5. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and of the other Loan Documents remain in full force and effect. Furthermore, except as provided herein, all warranties and representations made in the Agreement and in the other Loan Documents remain in full force and effect.

         6.       Miscellaneous.

                           (a) This First Amendment may be executed in several
                  counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                           (c) This First Amendment expresses the entire
                  understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.


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                           (d) Any determination that any provision of this
                  First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

                           (e) The Borrower shall pay on demand all costs and
                  expenses of the Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

                           (f) The Borrower warrants and represents that the
                  Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this First Amendment and is not relying on any representations or warranties of any Lender or the Agent or their respective counsel in entering into this First Amendment.

                           (g) The Borrower acknowledges and agrees that the
                  Borrower does not have any claims, counterclaims, offsets, or defenses against any Lender or the Agent directly or indirectly relating to the Borrower's relationship with, and/or the Borrower's Liabilities, and to the extent that the Borrower has or ever had any such claims, counterclaims, offsets, or defenses against any of the Lenders or the Agent, the Borrower affirmatively WAIVES the same. The Borrower, and for its representatives, successors and assigns, hereby RELEASES, and forever discharges the Lenders and the Agent and their respective officers, directors, agents, servants, attorneys, and employees, and their respective representatives, successors and assigns, of, to, and from all known debts, demands, actions, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, or liabilities whatsoever, of every name and nature, both at law and in equity, from the beginning of the world through the date hereof.


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         IN WITNESS WHEREOF, the parties have hereunto caused this First
Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                      MSS DELAWARE, INC.
                                                   ("Borrower")

                                   By:  /s/ John S. Mills
                                      ------------------------------------------

                                   Name:  John S. Mills
                                        ----------------------------------------

                                   Title:  Executive VP, Chief Operating Officer
                                         ---------------------------------------


                                   BANKBOSTON RETAIL FINANCE INC.
                                                 ("Agent")


                                   By:  /s/ Betsy Ratto
                                      ------------------------------------------

                                   Name:  Betsy Ratto
                                        ----------------------------------------

                                   Title:  Vice President
                                         ---------------------------------------


                                   The "Lenders"

                                   BANKBOSTON RETAIL FINANCE INC.


                                   By:  /s/ Robert DeAmato
                                      ------------------------------------------

                                   Name:  Robert DeAmato
                                        ----------------------------------------

                                   Title:  Senior Vice President
                                         ---------------------------------------


                                   IBJ SCHRODER BUSINESS CREDIT
                                   CORPORATION


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------




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